UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2021 (May 10, 2021)

InspireMD, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35731	26-2123838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Menorat Hamaor St. Tel Aviv, Israel	6744832
(Address of principal executive offices)	(Zip Code)

(888) 776-6804

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	NSPR	NYSE American
Series A Warrants, exercisable for one share of Common Stock	NSPR.WS	NYSE American
Series B Warrants, exercisable for one share of Common Stock	NSPR.WSB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Appointment of Certain Officers

On May 10, 2021, the board of directors of InspireMD, Inc. (the “Board” and the “Company”, respectively) appointed Ms. Kathryn Arnold as a Class III member of the Board, effective as of that date, with a term expiring at the Company’s 2023 annual meeting of stockholders. In connection with her appointment, on May 10, 2021, Ms. Arnold was granted (a) options to purchase 3,512 shares of Common Stock (the “Options”), and (b) 10,536 shares of restricted stock (the “Restricted Stock”, together with the Options the “Arnold Grant”). The Options have an exercise price equal to the closing fair market value of the Common Stock on the date of grant, subject to the terms and conditions of the Company’s 2013 Long-Term Incentive Plan (the “Plan”). The Options and the Restricted Stock will vest and become exercisable in three equal annual installments beginning on the one-year anniversary of the date of the Arnold Grant, provided that in the event that Ms. Arnold is either (i) not reelected as a director at the Company’s 2023 annual meeting of stockholders, or (ii) not nominated for reelection as a director at the Company’s 2023 annual meeting of stockholders, any unvested Options or Restricted Stock will vest in full and become exercisable on the date of the decision not to reelect or nominate her (as applicable). The Options have a term of 10 years from the date of grant.

Item 8.01. Other Events.

On May 12, 2021, the Company issued a press release announcing the appointment of Ms. Arnold to the Board and providing related information, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release dated May 10, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InspireMD, Inc.

Date: May 12, 2021	By:	/s/ Craig Shore
	Name:	Craig Shore
	Title:	Chief Financial Officer

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